                                                                    Exhibit 99.1

                                VOTING AGREEMENT


         THIS VOTING AGREEMENT (this "Agreement") is entered into as of May 13, 2003 by and among PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust ("PREIT"), PREIT ASSOCIATES, L.P., a Delaware limited partnership ("PREIT Partnership"), MARK E. PASQUERILLA ("MEP"), Crown Investments Trust, a Delaware business trust ("CIT"), and Crown American Investment Company, a Delaware corporation ("CAIC") (each of MEP, CIT and CAIC a "Crown Securityholder," and collectively, the "Crown Securityholders").

         WHEREAS, PREIT, PREIT Partnership, Crown American Realty Trust, a Maryland real estate investment trust ("Crown"), and Crown American Properties, L.P., a Delaware limited partnership ("Crown Partnership") have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which, among other things, Crown will merge with and into PREIT (the "Merger"), with PREIT continuing as the surviving entity of the Merger, and PREIT Partnership and Crown Partnership will consummate certain transactions contemplated in connection with the Merger, all upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

         WHEREAS, such Crown Securityholders (i) are the owners of, and have sole voting power or sole power to direct the voting of, such number of issued and outstanding common shares of beneficial interest, par value $.01 per share, of Crown ("Crown Common Shares") set forth opposite such Crown Securityholder's name on Schedule 1 hereto (all such shares, together with the associated rights (the "Crown Rights") issued pursuant to the terms of that certain Rights Agreement, dated as of January 20, 2000 between Crown and American Stock Transfer & Trust Company, as rights agent, and any shares hereafter acquired by any of the Crown Securityholders, including any shares acquired upon exercise of any Crown Covered Options (as defined below) or any redemption rights with respect to the Covered Crown OP Units (as defined below), and the associated Crown Rights with respect to any such shares, the "Covered Crown Common Shares") and (ii) as holders of Crown Common Shares are entitled to certain voting and other rights in connection with the Merger and the other transactions contemplated in the Merger Agreement to which Crown is a party;

         WHEREAS, CIT and CAIC (i) are each limited partners of Crown Partnership and are the beneficial and record owner of such number of issued and outstanding Partnership Units (as such term is defined in that certain Amended and Restated Agreement of Limited Partnership of Crown Partnership dated as of August 17, 1993, as amended and as may be further amended and/or restated from time to time (the "Crown Partnership Agreement")) of Crown Partnership (the "Crown OP Units") set forth opposite such Crown Securityholder's name on
Schedule 1 hereto (all such Crown OP Units, together with any Crown OP Units hereafter acquired by any of the Crown Securityholders, the "Covered Crown OP Units") and (ii) as limited partners of Crown Partnership, among other things, are entitled to certain special voting or approval rights in the event the General Partner desires to undertake certain Major Decisions (as such terms are defined in the Crown Partnership Agreement), including, among other things, the merger of Crown (as the General Partner) into any person or the conveyance, transfer or lease of all or substantially all of Crown Partnership's assets in one or a series of transactions;

         WHEREAS, such Crown Securityholders have been granted such number of options to purchase Crown Common Shares or Crown OP Units set forth opposite such Crown Securityholder's name on Schedule 1 hereto (all such options, together with any options to acquire Crown Common Shares or Crown OP Units hereafter acquired by any of the Crown Securityholders, the "Covered Crown Options", and together with the Covered Crown Common Shares and the Covered Crown OP Units, the "Covered Crown Securities"); and

         WHEREAS, in connection with and as an inducement to PREIT and PREIT Partnership to enter into the Merger Agreement, each of the Crown
Securityholders desires to execute and deliver this Agreement in such person's capacity as the owner with sole voting power or sole power to direct the voting of the Covered Crown Securities;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound hereby, as follows:

SECTION 1. Disposition of Crown Securities

         (a) During the period from the execution and delivery by the parties of this Agreement through the earlier of (i) the effective time of the Merger (the "Effective Time") or (ii) the termination of the Merger Agreement in accordance with the terms thereof (such period hereinafter referred to as the "Term"), each Crown Securityholder shall not, directly or indirectly, and shall cause each record holder of any of the Covered Crown Securities owned by such Crown

Securityholder not to, directly or indirectly, (a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement, oral or written, with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Covered Crown Securities,
(b) grant any proxies for any Covered Crown Common Shares or Covered Crown OP Units with respect to any matters described in paragraph (a) or (b) of Section 2 hereof (other than a proxy directing the holder thereof to vote the Covered Crown Common Shares or the Covered Crown OP Units in a manner required by paragraphs (a) and (b) of Section 2 hereof), (c) deposit any Covered Crown Common Shares or Covered Crown OP Units into a voting trust or enter into a voting agreement with respect to any Covered Crown Common Shares or Covered Crown OP Units with respect to any of the matters described in paragraph (a) or
(b) of Section 2 hereof (other than a voting agreement under which the applicable parties agree to vote the Covered Crown Common Shares or Covered Crown OP Units in a manner required by paragraphs (a) or (b) of Section 2 hereof), or tender any Covered Crown Common Shares or Covered Crown OP Units in a transaction other than a transaction contemplated by the Merger Agreement, or
(d) take any action which is intended to have the effect of preventing or disabling such Crown Securityholder from performing such Crown Securityholder's obligations under this Agreement; provided, however, that nothing herein shall prevent the sale, transfer, pledge, encumbrance, assignment or other disposition of any of such Covered Crown Securities, provided that the purchaser, transferee, pledgee or assignee thereof agrees in writing, prior to such sale, transfer, pledge, encumbrance, assignment or other disposition, to be bound by the terms of this Agreement.

         (b) Notwithstanding any restrictions contained in this Agreement to the contrary:

         (i) the parties acknowledge and agree that the Covered Crown Securities identified on Schedule 1 as having been pledged prior to the date hereof have already been pledged and the lenders to which such Covered Crown Securities have been pledged have not agreed to be bound by this Agreement;

         (ii) any sale, transfer, assignment or other disposition of all or any portion of the Covered Crown Securities in connection with the transactions contemplated by the Merger Agreement or by a lender or other secured party in connection with any foreclosure or other exercise of remedies available to such lender or secured party shall not constitute a breach or violation of this Agreement; and

         (iii) any lender or other third party transferee who may acquire all or a portion of the Covered Crown Securities pledged as a result of foreclosure by the lender or the exercise of any other remedies available to such lender with respect to the pledge, shall not be bound by this Agreement.

SECTION 2. Voting

         (a) During the Term, each Crown Securityholder shall cast or cause to be cast all votes attributable to the Covered Crown Common Shares owned by such Crown Securityholder at any annual or special meeting of shareholders of Crown, including any adjournments or postponements thereof, or in connection with any written consent or other vote of Crown shareholders, (i) in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement (collectively, the "Transactions") and (ii) against approval or adoption of any action or agreement (other than the Merger Agreement or any of the other agreements or other documents executed and delivered in connection with the Merger or as otherwise contemplated in the Merger Agreement (collectively, the "Transaction Documents") or any of the transactions contemplated thereby) made or taken in opposition to or in competition with the Merger and the other Transactions.

         (b) With respect to all Covered Crown OP Units, each of CIT and CAIC hereby consents to the Merger and the other Transactions pursuant to Section 7.3 of the Crown Partnership Agreement and other applicable provisions thereof; provided, that the foregoing consent shall be rescinded if the Merger Agreement is terminated in accordance with the terms thereof. During the Term, each of CIT and CAIC shall cast or cause to be cast all votes attributable to the Covered Crown OP Units at any meeting of the partners of Crown Partnership at which, and in connection with any written consent or other vote with respect to which, such Crown Securityholder is entitled to vote, (i) in favor of adoption of the Merger Agreement and approval of the Merger, the other Transactions, and the withdrawal of Crown as general partner of Crown Partnership in accordance with the Crown Partnership Distribution Agreement of even date herewith, and (ii) against approval or adoption of any action or agreement (other than the Merger Agreement or any of the other Transaction Documents or any of the Transactions) made or taken in opposition to or in competition with the Merger.

         (c) Each Crown Securityholder will retain the right to vote such Crown Securityholder's Covered Crown Common Shares and Covered Crown OP Units (if any) in such Crown Securityholder's sole discretion, on all matters other than those described in paragraphs (a) or (b) of this Section 2, and such Crown Securityholder may grant proxies and enter into voting agreements or voting trusts for such Crown Securityholder's Covered Crown Common Shares and Covered Crown OP Units (if any) in respect of such other matters.

SECTION 3. Non-Solicitation

         Subject to Section 17 hereof, and except as otherwise provided in or permitted by Section 4.3 of the Merger Agreement (it being understood and agreed that for purposes of this Agreement the provisions of Section 4.3 applicable to Crown, Crown Partnership or any Crown Subsidiary shall apply to the Crown Securityholders as if incorporated by reference herein), during the Term, each Crown Securityholder agrees that such Crown Securityholder shall not invite, initiate, solicit or encourage, directly or indirectly, any inquiries, proposals, discussions or negotiations or the making or implementation of any Acquisition Proposal, or engage in any discussions or negotiations with or provide any confidential or non-public information or data to, or afford access to properties, books or records to, any Person relating to, or that may reasonably be expected to lead to, an Acquisition Proposal, or enter into any letter of intent, agreement in principle or agreement relating to an Acquisition Proposal, or propose publicly to agree to do any of the foregoing, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal.

SECTION 4. Representations and Warranties of the Crown Securityholders

         MEP, severally and not jointly, and each of CIT and CAIC, jointly and severally, hereby represent and warrant to PREIT and PREIT Partnership as follows:

         (a) Such Crown Securityholder has the requisite power and authority (if a statutory trust or corporation) or capacity (if an individual) to enter into this Agreement and to perform its or his (as the case may be) obligations hereunder. The execution and delivery of this Agreement by such Crown Securityholder and the performance by such Crown Securityholder of its obligations hereunder have been duly authorized by all necessary action on the part of such Crown Securityholder. This Agreement has been duly executed and delivered by such Crown Securityholder and constitutes a valid and binding obligation of such Crown Securityholder, enforceable against such Crown Securityholder in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any court order, judgment or decree applicable to such Crown Securityholder, or conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under such Crown Securityholder's certificate of incorporation or bylaws or other organizational documents, if any, as amended to date, or any contract or agreement to which such Crown Securityholder is a party or by which such Crown Securityholder is bound or affected, other than where any such conflicts, violations, breaches or defaults would not (individually or in the aggregate) materially and adversely affect such Crown Securityholder's ability to perform any of such Crown Securityholder's obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to such Crown Securityholder in connection with the execution and delivery of this Agreement by such Crown Securityholder or the consummation by such Crown Securityholder of the transactions contemplated by this Agreement.

         (c) Such Crown Securityholder is the lawful owner of the Covered Crown Common Shares, Covered Crown Options and Covered Crown OP Units set forth opposite such Crown Securityholder's name on Schedule 1 hereto, free and clear of all Liens (except as set forth on Schedule 1 hereto), and has not sold, hypothecated, transferred or otherwise disposed of (or agreed to sell, hypothecate, transfer or dispose of) any of the Covered Crown Securities owned by such Crown Securityholder (except as set forth on Schedule 1 hereto). Except for the Covered Crown Securities set forth opposite the name of such Crown Securityholder on Schedule 1 hereto, such Crown Securityholder does not have sole voting power over or sole power to direct the voting of any other securities of Crown or Crown Partnership.

         (d) Such Crown Securityholder has delivered or made available to PREIT true and complete copies, including all amendments, waivers and modifications thereto, of all loan or credit agreements, notes, bonds, mortgages, indentures, or other agreements relating to any indebtedness of such Crown Securityholder currently secured by such Crown Securityholder's Covered Crown Securities, including, but not limited to any such agreements with PNC Bank and First Commonwealth Bank.

SECTION 5. Waiver of Dissenters Rights

         Each Crown Securityholder (i) hereby acknowledges and agrees that, as contemplated by applicable law and in the Merger Agreement, they are not entitled to any appraisal, dissenters or similar rights as a result of or in connection with the Merger or any of the other Transactions and further, (ii) to the extent necessary or appropriate, hereby waives any such appraisal, dissenters, or similar rights that such Crown Securityholder may have under applicable law as a result of or in connection with the Merger or any of the other Transactions.

SECTION 6. Further Assurances

         During the Term, each Crown Securityholder shall make such filings as may be required under the Securities Exchange Act of 1934, as amended, and, upon the request of PREIT, execute and deliver such documents and take such actions as PREIT may reasonably deem necessary to effectuate the purposes of this Agreement.

SECTION 7. Notices

         All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice) from such party:

         (a)      if to PREIT or PREIT Partnership:

                  Pennsylvania Real Estate Investment Trust
                  200 South Broad Street
                  Philadelphia, PA 19102
                  Attention:  B.G., Esq.
                              General Counsel
                  Fax No.: (215) 546-7311

                  with a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  555 Thirteenth Street, N.W.
                  Washington, D.C.  20004-1109
                  Attention:  J. Warren Gorrell, Jr., Esq.
                              Stuart A. Barr, Esq.
                  Fax No.: (202) 637-5910
                  and

                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103-6996
                  Attention:  Howard A. Blum, Esq.
                  Fax No.: (215) 988-2757

         (b)      if to CIT or CAIC, to:

                  Crown American Realty Trust
                  Pasquerilla Plaza
                  Johnstown, PA 15901
                  Attention:
                            ------------------

                            ------------------
                  Fax No.:
                          --------------------
                  with a copy (which shall not constitute notice) to:

                  Spitzer & Feldman
                  405 Park Avenue
                  New York, NY 10022
                  Attention:  M. James Spitzer, Jr., Esq.
                  Fax No.: (212) 838-7472

                  and

                  Reed Smith LLP
                  435 Sixth Avenue
                  Pittsburgh, PA 15219
                  Attention:  David L. DeNinno, Esq.
                  Fax No.: (412) 288-3218

                  and

                  Sullivan & Cromwell LLP
                  125 Broad Street
                  New York, NY  10004-2498
                  Attention:  Joseph C. Shenker, Esq.
                  Fax No.: (212) 558-3588

         (c)      if to MEP, to:


                  ----------------------------

                  ----------------------------

                  ----------------------------

                  ----------------------------
                  Fax No.:
                          --------------------

All notices shall be deemed given only when actually received.


SECTION 8. Interpretation

         When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

SECTION 9. Counterparts

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

SECTION 10. Entire Agreement; No Third Party Beneficiaries

         This Agreement (including the Schedules hereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies.

SECTION 11. Governing Law

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

SECTION 12. Assignment

         Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 13. Enforcement

         The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in Pennsylvania or in any state court located in Pennsylvania this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in Pennsylvania or any state court located in Pennsylvania in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

SECTION 14. Severability

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15. Amendment

         This Agreement shall not be amended, altered, or modified except by an instrument in writing duly executed and delivered by the party against whom enforcement of the amendment, alteration or modification is sought.

SECTION 16. No Waiver

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 17. Capacity of Crown Securityholders

         Each Crown Securityholder has executed this Agreement solely in such Crown Securityholder's capacity as a securityholder of Crown or Crown Partnership and not in such Crown Securityholder's capacity as an officer, director, trustee, employee or manager of Crown or Crown Partnership or any of their Affiliates. Without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by such Crown Securityholder in such Crown Securityholder's capacity as an officer, director, trustee, employee or manager of Crown or Crown Partnership or any of their Affiliates.

SECTION 18. Termination

         This Agreement shall automatically terminate upon the termination of the Merger Agreement in accordance with the terms thereof. None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination of this Agreement; provided, however, that nothing contained herein shall release any Crown Securityholder from any liability arising from any breach of any of such Crown Securityholder's representations, warranties, covenants or agreements in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

                                        PENNSYLVANIA REAL ESTATE
                                        INVESTMENT TRUST


                                        By:    /s/ Bruce Goldman
                                           ------------------------------------
                                            Name:  Bruce Goldman
                                            Title: Executive Vice President
                                                   and General Counsel


                                        PREIT ASSOCIATES, L.P.

                                        By:  Pennsylvania Real Estate
                                             Investment Trust, its general
                                             partner

                                             By:    /s/ Bruce Goldman
                                                -------------------------------
                                             Name:  Bruce Goldman
                                             Title: Executive Vice President
                                                    and General Counsel


                                        CROWN INVESTMENTS TRUST


                                        By:    /s/ Mark E. Pasquerilla
                                           ------------------------------------
                                           Name:  Mark E. Pasquerilla
                                           Title:  President


                                        CROWN AMERICAN INVESTMENT
                                        COMPANY


                                        By:    /s/ Mark E. Pasquerilla
                                           ------------------------------------
                                           Name:  Mark E. Pasquerilla
                                           Title:  Chief Executive Officer


                                            /s/ Mark E. Pasquerilla
                                        ---------------------------------------
                                        MARK E. PASQUERILLA

                                                                   Schedule 1
                                                                   ----------

---------------------- | ------------- | ------------------------------- | ----------------- | ----------------------------------
                       |   Number of   |                                 |                   |
                       |    Crown      |                                 |     Number of     |
       Name of         |    Common     |     Number of Covered Crown     |   Covered Crown   |
    Securityholder     |    Shares     |        OP Units Covered         |      Options      |              Pledgee
---------------------- | ------------- | ------------------------------- | ----------------- | ----------------------------------
 Mark E. Pasquerilla   |    31,981     |               0                 |         0         |                None
---------------------- | ------------- | ------------------------------- | ----------------- | ----------------------------------
 Crown Investments     |   2,914,721   |   8,169,939 (which may be       |   0 (except as    |   All of the Crown Common Shares
 Trust                 |               |   redeemed for Crown Common     |   noted in the    |   owned by CIT have been pledged
                       |               |   Shares subject to certain     |   prior column)   |   to First Commonwealth Bank
                       |               |   limitations noted below)      |                   |
                       |               |                                 |                   |   2,993,027 of the Covered Crown
                       |               |                                 |                   |   OP Units owned by CIT have been
                       |               |                                 |                   |   pledged to First Commonwealth
                       |               |                                 |                   |   Bank, and 5,176,912 of the
                       |               |                                 |                   |   Covered OP Units owned by CIT
                       |               |                                 |                   |   have been pledged to PNC Bank,
                       |               |                                 |                   |   National Association
                       |               |                                 |                   |
---------------------- | ------------- | ------------------------------- | ----------------- | ----------------------------------
 Crown American        |       0       |   1,786,459 (which may be       |   0 (except as    |   All of the Covered Crown OP
 Investment Company    |               |   redeemed for Crown Common     |   noted in the    |   Units owned by CAIC have been
                       |               |   Shares subject to certain     |   prior column)   |   pledged to First Commonwealth
                       |               |   limitations noted below)      |                   |   Bank
                       |               |                                 |                   |
---------------------- | ------------- | ------------------------------- | ----------------- | ----------------------------------

         * Under the terms of Crown Partnership's partnership agreement, as amended, CIT has the right to require the Crown Partnership to redeem part or all of CIT's and CAIC's Covered Crown OP Units. Crown Realty Trust, however, may assume the Crown Partnership's obligation to redeem the Covered Crown OP Units, and Crown Realty Trust may elect to redeem the Covered Crown OP Units with Crown Common Shares or by paying the cash equivalent value of its Crown Common Shares. Crown Realty Trust, however, may not pay for such redemption with its common shares if CIT would beneficially own more than 16.0% of the outstanding Crown Common Shares. Conversely, CIT may require Crown Realty Trust to assume the obligation to pay for such redemption with Crown Common Shares to the extent that CIT owns less than 16.0% of the outstanding Crown Common Shares. The redemption right may be exercised by CIT from time to time (although only once during any calendar year), in whole or in part, subject to the limitation that in any calendar year the redemption right may be exercised only with respect to 20% of (a) the Covered Crown OP Units held by CIT immediately after the initial public offering of the common shares plus (b) the Covered Crown OP Units, if any, issued to CIT in connection with the acquisition of certain properties from CIT. For purposes of determining partnership redemptions, the Covered Crown OP Units held by Crown Investments and CAIC are adjusted by their partner adjustment factors (68.176% and 35.079%, respectively) (as defined in the Crown Partnership's partnership agreement).